UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

TRANS-LUX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware                                     1-2257                               13-1394750

(State or other jurisdiction                 (Commission                      (IRS Employer

of incorporation)                              File Number)                     Identification No.)

135 East 57th Street, 14th Floor, New York, NY                                       10022

         (Address of principal executive offices)                                                  (zip code)

Registrant’s telephone number, including area code: (800) 243-5544

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01       Entry into a Material Definitive Agreement

The information provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 23, 2020, Trans-Lux Corporation (the “Company” and “Borrower”) entered into that certain loan note (the “Loan Note”) with Enterprise Bank and Trust (“Enterprise”) as lender under the Coronavirus Aid, Relief, and Economic Security Act (“CARES ACT”) of the Small Business Administration of the United States of America (“SBA”), dated as of April 20, 2020.

Under the Loan Note, the Borrower borrowed $810,800 from Lender under the Payment Protection Program included in the SBA’s CARES ACT.  The Loan Note proceeds are available to be used to pay for payroll costs, including salaries, commissions, and similar compensation, group health care benefits, and paid leave; rent; utilities; and interest on certain other outstanding debt.  The Loan Note has a term of two years.

Interest under the Loan Note accrues at a rate per annum of 1.00%, with the first payment of principal and interest due on November 20, 2020.

According to the terms of the PPP and current guidance from the SBA and U.S. Department of Treasury, all or a portion of loans under the program may be forgiven if the Loan Note proceeds are used for permitted expenses, as outlined in the CARES Act and related regulations, including 75% of the Loan Note proceeds being used for payroll related costs.  The amount that will be forgiven will be calculated in part with reference to the Company’s full time headcount during the eight-week period following the funding of the Loan Note.  The SBA and U.S. Department of Treasury may continue to update guidance on the calculation of loan forgiveness, which updated guidance could affect the amount of the Loan Note proceeds that could be forgiven.

The foregoing description of the Loan Note is included to provide information regarding its terms.  It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Loan Note, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1	Loan Note dated as of April 20, 2020 and signed April 23, 2020, by and among Trans-Lux Corporation and Enterprise Bank and Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2020	TRANS-LUX CORPORATION

	By:	/s/ Todd Dupee
		Name:	Todd Dupee
		Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number         Description

Exhibit 10.1               Loan Note dated as of April 20, 2020 and signed April 23, 2020, by and among Trans-Lux Corporation and Enterprise Bank and Trust.

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